Exhibit 10.1

AMENDMENT TO THE

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT, dated March 19, 2025, (this “Amendment”), to the Securities Purchase Agreement dated December 10, 2024 (the “SPA”) between N2OFF, Inc., a Nevada corporation, with offices located at 134 HaPardes (Meshek Sander) Neve Yarak, Israel 4994500 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

Capitalized terms used but not defined herein shall have the meaning ascribed to them in the SPA (as defined below).

WHEREAS, the Company and the Buyers previously entered into the SPA;

WHEREAS, the SPA provides for the issuance of Pre-Funded Warrants and Warrants to each of the Buyers and, therefore, the amendments contemplated hereunder shall have the effect of amending each of the Pre-Funded Warrants and Warrants as described herein;

WHEREAS, Section 9(e) of the SPA provides that any term of the SPA may be amended, terminated or waived only with the written consent of the Company and Required Holders (as defined therein); and

WHEREAS, the Company and the Buyers that are signatories hereto represent the Required Holders in accordance with the terms of the SPA, and hereby wish to amend certain provisions of the SPA.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto hereby agree as follows:

1.	Amendment to SPA, Pre-Funded Warrant and Warrant.

1.1.	This Amendment hereby amends and replaces Section 1(a) of the SPA as follows: “Notwithstanding anything herein to the contrary, in no event will any Buyer’s voting rights in the Company or ownership of the Company’s issued capital stock exceed ~~4.99~~ 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Securities on the Closing Date, and such Buyer shall purchase Pre-Funded Warrants in lieu of the Purchased Stock, as set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.”

1.2.	In accordance with the foregoing, this Amendment hereby replaces and amends the following text from Section 1(f) of each of the Pre-Funded Warrants and Warrants (each as defined in the SPA) issued pursuant to the SPA “Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of ~~4.99~~ 9.99% (the “Maximum Percentage”) of the number of Common Stock outstanding immediately after giving effect to such exercise.”

1.3.	Except to the extent amended hereby, which amendment shall have effect on the entire SPA, the SPA shall remain in full force and effect in accordance with its terms. The SPA and this Amendment shall be read and construed together as a single agreement.

2.	Miscellaneous

2.1.	General. Section 9 of the SPA shall apply to this Amendment, with any reference to the SPA being made to this Amendment.

2.2.	Counterparts. This Amendment may be executed in one or more counterparts, all of which together shall constitute one and the same instrument, binding and enforceable against the parties so executing the same; it being understood that all parties need not sign the same counterpart. Counterparts may also be delivered by facsimile or email transmission (in pdf format or the like, or signed with docusign, e-sign or any similar form of signature by electronic means) and any counterpart so delivered shall be sufficient to bind the parties to this Amendment, as an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT as of the date written above.

THE COMPANY:

N2OFF, INC.

/s/ David Palach
Name:	David Palach
Title:	CEO

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT as of the date written above.

THE REQUIRED HOLDERS:

L.I.A. Pure Capital Ltd.

By:	/s/ Kfir Zilberman
Name:	Kfir Zilberman
Title:	Owner

Capitalink Ltd.

By:	/s/ Lavi Krasney
Name:	Lavi Krasney
Title:	Owner

Amir Uziel Economic Consultant Ltd.

By:	/s/ Amir Uziel
Name:	Amir Uziel
Title:	Owner